EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of ProtoKinetix, Incorporated, (the "Company") on Form 10-Q for the three months ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clarence E. Smith, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 10, 2015	/s/ Clarence E. Smith
	Name:	Clarence E. Smith
	Title:	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)